Exhibit 10.2
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SUMMARY OF SCHEDULES

Indicate as to each schedule whether the schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, C, D, E, F, G, H, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the amount of the debtor's assets. Add the amounts of Schedules D, E, and F to determine the total amount of the debtor's liabilities.

			Amounts Scheduled

Name of Schedule	Attached (YES/NO)	No. of Sheets	Assets	Liabilities	Other
A - Real Property	Yes	1	$-
B - Personal Property $	Yes	13	$818,880
C - Property Claimed as Exempt	Yes	1
D- Creditors Holding Secured Claims	Yes	2		$57,763,130
E - Creditors Holding Unsecured Priority Claims	Yes	5		$-
F - Creditors Holding Unsecured Nonpriority Claims	Yes	9		$228,653,430
G - Executory Contracts and Leases	Yes	8
H - Codebtors	Yes	5
I - Current Income of Individual Debtor's) No 0	No	0
J- Current Expenses of Individual Debtor's) No 0	No	0
Total Number of Sheets in ALL Schedules		44
		Total Assets	$818,880
			Total Liabilities	$286,416,560$

Note: "Total Assets" does not include values which could not be determined at this time.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

GLOBAL NOTES

1) The Schedules of Assets and Liabilities (collectively, the "Schedules") and the Statements of Financial Affairs (collectively, the "Statements" and, together with the Schedules, the "Schedules and Statements") filed by Charys Holding Company, Inc. (08-10289) ("CHC") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") have been prepared pursuant to 11 U.S.C. § 521 and Rule 1007 of the Federal Rules of Bankruptcy Procedure by management of the Debtors with the assistance of their court-appointed advisors and are unaudited. The related cases of Charys Holding Company, Inc. (08-10289) and Crochet & Borel Services, Inc. (08-10290) are being jointly administered.

Although management has made every reasonable effort to ensure that the Schedules and Statements are as accurate and complete as possible under the circumstances based on information that was available to them at the time of preparation, subsequent information or discovery may result in material changes to these Schedules and Statements, and inadvertent errors or omissions may exist. Because, among other things, the Schedules and Statements contain unaudited information, which is subject to further review and potential adjustment, there can be no assurance that these Schedules and Statements are complete.

The financial information disclosed herein has not been required to be prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons or entities trading in or otherwise purchasing, selling or transferring the claims against or equity interests in the Debtor should evaluate this financial information in light of the purposes for which it was prepared. The Debtor is not liable for and undertakes no responsibility to indicate variations between any information and reports prepared for securities law disclosure purposes or for any evaluations of the Debtor based on this financial information or any other information.

Furthermore, nothing contained in the Schedules and Statements shall constitute a waiver of rights with respect to these chapter 11 cases, including, but not limited to, issues involving substantive consolidation, equitable subordination and/or causes of action arising under the provisions of chapter 5 of the Bankruptcy Code and other relevant non-bankruptcy laws to recover assets or avoid transfers. These Global Notes and Statement of Limitations, Methodology and Disclaimer Regarding the Debtors' Schedules and Statements (the "Global Notes") are incorporated by reference in, and comprise an integral part of, the Schedules and Statements, and should be referred to and reviewed in connection with any review of the Schedules and Statements.

2) "Confidential or Sensitive Information." In certain cases, the Debtors may have intentionally altered, revised, redacted or consolidated certain information in the Schedules and Statements due to the nature of an agreement between a Debtor and a third party, concerns about the confidential or commercially sensitive nature of certain information or concerns for the privacy of an individual. In addition, in certain instances, the sensitivity of such information may require its omission from the Schedules and Statements. To the extent possible, the alterations, redactions, consolidations and omissions have been limited to the extent determined by the Debtors to be necessary or appropriate to protect the Debtors or third parties while also providing interested parties with sufficient information in response to the Schedules and Statements.

3) "Amendment." Reasonable efforts have been made to prepare and file complete and accurate Schedules and Statements; however, errors or omissions may exist. The Debtors reserve all rights to amend and/or supplement the Schedules and Statements as is necessary or appropriate.

4) "Causes of Action." Despite reasonable efforts to identify all known assets the Debtors may not have set forth all actual or potential causes of action against third parties as assets in their Schedules and Statements. These causes of action include, but are not limited to, avoidance actions arising under chapter 5 of the Bankruptcy Code and actions under other relevant non-bankruptcy laws to recover assets. The Debtors reserve all of their rights with respect to any claims, causes of action or avoidance actions they may have whether or not listed in the Schedules and Statements. Neither these Global Notes nor the Schedules and Statements shall be deemed a waiver of any such claim, cause of action or avoidance action or in any way prejudice or impair the assertion of such claims.

5) "Dates." Unless otherwise indicated, all amounts are listed as of February 14, 2008, the date the Debtors commenced their Chapter 11 cases (the "Commencement Date").

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

GLOBAL NOTES

6) "Claims Designations." Any failure to designate a claim on the Debtors' Schedules and Statements as "disputed," "contingent" or "unliquidated" does not constitute an admission by the Debtors that such amount is not "disputed," "contingent" or "unliquidated."  The Debtors reserve the right to dispute any claim reflected on their Schedules or Statements on any grounds, including, but not limited to, amount, liability or classification, or to otherwise subsequently designate such claims as "disputed," "contingent" or "unliquidated."

7) "Net Book Value of Assets." Unless otherwise indicated, the Debtors' assets and liabilities are shown on the basis of their net book value as of January 31, 2008. Amounts ultimately realized or realizable on account of such assets may vary from net book value and such variance may be material. Exceptions to this include operating cash, which is presented as bank balances as of the Commencement Date. Certain other assets, such as investments in subsidiaries, are listed at undetermined amounts because the net book values may materially differ from fair market values. Attempts to obtain current market valuations of all assets would be prohibitively expensive, unduly burdensome and an inefficient use of estate assets. Accordingly, the Debtors have not attempted to do so in connection with the preparation of the Schedules and Statements.
8) "Excluded Assets and Liabilities." The Debtors have excluded certain categories of assets and liabilities from the Schedules and Statements that represent accounting entries, such as goodwill, accrued salaries, and employee benefit accruals. Other immaterial assets and liabilities also may have been excluded.

9) "Fiscal Year." The Debtors' fiscal year ends April 30.
10) "Intercompany Transactions." Prior to the Commencement Date, the Debtors routinely engaged in intercompany transactions resulting in intercompany accounts payable and accounts receivable. The respective intercompany accounts payable and accounts receivable as of the Commencement Date are listed at the net amount due to/due from the debtor as of the Commencement Date on Schedule B-16 and F3.

11) Property and Equipment - Owned. Unless otherwise noted, owned property and equipment are stated at net book value. (Depreciation and amortization are provided principally on the straight-line method over a period of five to ten years for furniture, fixtures and equipment and 30 years for buildings. Leasehold improvements are depreciated over the lesser of the life of the asset or the real estate lease term. Although accelerated depreciation methods are used for tax reporting purposes, the Schedules reflect straight-line methods.)

12) Property and Equipment - Leased. In the ordinary course of its business, the Debtor may lease equipment from certain third-party lessors for use in the daily operation of its business. Any such leases are set forth in Schedule G. The property subject to any of such leases is not reflected in either Schedule A or Schedule B as either owned property or assets of the Debtor. Neither is the property subject to any such leases reflected in the Debtor's Statement of Financial Affairs as property or assets of third-parties within the control of the Debtor.  Nothing in the Schedules is or shall be construed as an admission or determination as to the legal status of any lease (including whether any lease is a true lease or a financing arrangement), and the Debtor reserves all rights with respect to any of such issues.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE A - REAL PROPERTY

Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor is married, state whether husband, wife, or both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint of Community." If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If any entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D.  If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property Claimed as Exempt.

DESCRIPTION AND LOCATION OF PROPERTY	NATURE OF DEBTOR'S INTEREST IN PROPERTY	CURRENT BOOK VALUE OF DEBTOR'S INTEREST IN PROPERTY WITHOUT DEDUCTING ANY SECURED CLAIM OR MORTGAGE	AMOUNT OF SECURED CLAIM
NONE

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "X" in the appropriate position in the column labeled "None." If additional space is needed in any category attach a separate sheet properly identifie with the case name, case number and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - "Executory Contracts and Unexpired Leases."

If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property." In providing the information requested in this schedule, do not include the name or address of a minor child. Simply state "a minor child."

TYPE OF PROPERTY		NONE	DESCRIPTION AND LOCATION OF PROPERTY	CURRENT VALUE OF DEBTOR'S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
1.	Cash on hand.	X		$0

2.	Checking, saving or other financial accounts, certificates of deposit, or shares in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives.		See Exhibit B2	$49,218

3.	Security deposits with public utilities, telephone companies, landlords, and others.		See Exhibit B3	$687,179

4.	Household goods and furnishings, including audio, video, and computer equipment.	X		$0

5.	Books, pictures and other art objects, antiques, stamp, coin, record, tape, compact disc, and other collections or collectibles.	X		$0

6.	Wearing apparel.	X		$0

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "X" in the appropriate position in the column labeled "None." If additional space is needed in any category attach a separate sheet properly identifie with the case name, case number and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - "Executory Contracts and Unexpired Leases."

If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property." In providing the information requested in this schedule, do not include the name or address of a minor child. Simply state "a minor child."

TYPE OF PROPERTY		NONE	DESCRIPTION AND LOCATION OF PROPERTY	CURRENT VALUE OF DEBTOR'S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
7.	Furs and jewelry.	X		$0

8.	Firearms and sports, photographic, and other hobby equipment.	X		$0

9.	Interests in insurance policies. Name insurance company of each policy and itemize surrender or refund value of each.	X		$0

10.	Annuities. Itemize and name each issuer.	X		$0

11.	Interests in an education IRA as defined in 26 U.S.C. § 530(b)(1) or under a qualified State tuition plan as defined in 26 U.S.C. § 529(b)(1). Give particulars. (File separately the record(s) of any such interest(s). 11 U.S.C. § 521(c); Rule 1007(b)).	X		$0

12.	Interests in IRA, ERISA, Keogh, or other pension or profit sharing plans. Give Particulars.	X		$0

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "X" in the appropriate position in the column labeled "None." If additional space is needed in any category attach a separate sheet properly identifie with the case name, case number and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - "Executory Contracts and Unexpired Leases."

If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property." In providing the information requested in this schedule, do not include the name or address of a minor child. Simply state "a minor child."

TYPE OF PROPERTY		NONE	DESCRIPTION AND LOCATION OF PROPERTY	CURRENT VALUE OF DEBTOR'S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
13.	Stock and Interests in Incorporated and Unincorporated Business		See Exhibit B13	Undetermined

14.	Interests in partnerships or joint ventures. Itemize.	X		$0

15.	Government and corporate bonds and other negotiable and nonnegotiable instruments.	X		$0

16.	Intercompany Receivables.		See Exhibit B16	Undetermined

17.	Alimony, maintenance, support, and property settlements to which the debtor is or may be entitled. Give particulars.	X		$0

18.	Other liquidated debts owing debtor including tax refunds. Give particulars.		See Exhibit B18	Undetermined

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "X" in the appropriate position in the column labeled "None." If additional space is needed in any category attach a separate sheet properly identifie with the case name, case number and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - "Executory Contracts and Unexpired Leases."

If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property." In providing the information requested in this schedule, do not include the name or address of a minor child. Simply state "a minor child."

TYPE OF PROPERTY		NONE	DESCRIPTION AND LOCATION OF PROPERTY	CURRENT VALUE OF DEBTOR'S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
19.	Equitable or future interests, life estates, and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule A - Real Property.	X		$0

20.	Contingent and noncontingent interests in estate of a decedent, death benefits plan, life insurance policy, or trust.	X		$0

21.	Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims of the debtor, and rights to setoff claims. Give estimated value of each.		See Exhibit B21	Undetermined

22.	Patents, copyrights, and other intellectual property. Give particulars.	X		$0

23.	Licenses, franchises, and other general intangibles. Give particulars.	X		$0

24.	Customer lists or other compilations containing personally identifiable information (as defined in 11 U.S.C. § 101(41A)) provided to the debtor by individuals in connection with obtaining a product or service from the debtor primarily for personal, family, or household purposes.	X		$0

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "X" in the appropriate position in the column labeled "None." If additional space is needed in any category attach a separate sheet properly identifie with the case name, case number and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - "Executory Contracts and Unexpired Leases."

If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property." In providing the information requested in this schedule, do not include the name or address of a minor child. Simply state "a minor child."

TYPE OF PROPERTY		NONE	DESCRIPTION AND LOCATION OF PROPERTY	CURRENT VALUE OF DEBTOR'S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
25.	Automobiles, trucks, trailers, and other vehicles and accessories	X		$0

26.	Boats, motors, and accessories.	X		$0

27.	Aircraft and accessories.	X		$0

28.	Office equipment, furnishings, and supplies.		See Exhibit B28	$82,485

29.	Machinery, fixtures, equipment and supplies used in business.	X		$0

30.	Inventory.	X		$0

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "X" in the appropriate position in the column labeled "None." If additional space is needed in any category attach a separate sheet properly identifie with the case name, case number and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.
Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - "Executory Contracts and Unexpired Leases."
If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property." In providing the information requested in this schedule, do not include the name or address of a minor child. Simply state "a minor child."

TYPE OF PROPERTY		NONE	DESCRIPTION AND LOCATION OF PROPERTY	CURRENT VALUE OF DEBTOR'S INTEREST IN PROPERTY, WITHOUT DEDUCTING ANY SECURED CLAIM OR EXEMPTION
31.	Animals.	X		$0

32.	Crops - growing or harvested. Give particulars.	X		$0

33.	Farming equipment and implements.	X		$0

34.	Farms supplies, chemicals, and feed.	X		$0

35.	Other personal property of any kind not already listed. Itemize.	X		$0

			Total	$818,883

     7     continuation sheets attached

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit B2
Personal Property - Checking, saving or other financial accounts

Bank/Institution	Address	City, State, Zip	Account Number	Description	Balance
Branch Banking & Trust Company	P.O. Box 819	Wilson, NC 27894-0819	0005148512061	Disbursement Account	$49,218
The Bank of New York Trust Company, N.A.	P.O. Box 19445	Newark, NJ 07195-0445	408683	Disbursement Account for Charys 8.75% Notes Due 2012	$-

					$49,218

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit B3
Security deposits with public utilities, telephone companies, landlords, and others.

Bank/Institution	Address	City, State, Zip	Account Number	Description	Balance
AlixPartners, LLP	2000 Town Center, Suite 2400	Southfield, MI 48075	Retainer		$225,000
Andrews Kurth LLP	450 Lexington Avenue	New York, NY 10017	Retainer		$50,000
Billy V. Ray, Jr.	1117 Perimeter Center West	Atlanta, GA 30338	Advance		$30,000
CRP Holdings	1117 Perimeter Center West	Atlanta, GA 30338	Security Deposit		$4,701
CRP Holdings	1117 Perimeter Center West	Atlanta, GA 30338	Security Deposit		$7,253
Hades Advisors LLC	113 Jackson Drive	Cresskill, NJ 07626	Retainer		$100,000
Inter-Tel Leasing	1140 West Loop North	Houston, TX 77055	Security Deposit		$5,924
Kurtzman Carson Consultants	1180 Avenue of the Americas,	New York, NY 10036	Retainer		$25,000
Michael Brenner	1643 N. Harrison Parkway	Sunrise, FL 33323	Retainer		$50,000
Michael Oyster	1117 Perimeter Center West	Atlanta, GA 30338	Expense Advance		$10,000
Milbank, Tweed, Hadley & McCloy LLP	1 Chase Manhattan Plaza	New York, NY 10005-1413	Retainer		$75,000
Richards, Layton & Finger	902 North King Street	Wilmington, DE 19801	Retainer		$44,301
Source Capital Group, Inc.	276 Post Road West	Westport, CT 06880	Retainer		$25,000
Thomas Bosley	143 Heron Dunes Dr.	Ormond Beach, FL 32176	Expense Advance		$10,000
Weil, Gotshal & Manges LLP	767 Fifth Ave.	New York, NY 10153	Retainer		$25,000

					$687,179

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit B13
Stock and Interests in Incorporated and Unincorporated Business

Company	Address	City	State	Zip	Country	Balance
Aeon Technologies Group, Inc.	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Undetermined
Ayin Tower Management Services, Inc.	17314 SH 249, Suite 230	Houston	TX	77067	USA	Undetermined
Berkshire Wireless, Inc.	480 Pleasant St, Suite A102	Lee	MA	01238	USA	Undetermined
CCI Chile S. A.	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Undetermined
CCI Contemporaneo Internacional, C. A.	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Undetermined
CCI Telecom, Inc.	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Undetermined
CDR Do Brazil Ltda	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Undetermined
Contemporary Constructors International de Mexico, S.A. de C.V.	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Undetermined
Crochet & Borel Services, Inc.	346 Twin City Highway	Port Neches	TX	77651	USA	Undetermined
Cotton Companies USA, Inc.	14345 Northwest Freeway	Houston	TX	77040	USA	Undetermined
Cotton Telecom (Ayin Holding Company, Inc.)	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Undetermined
Complete Tower Sources, Inc.	715 Vatican Road	Carencro	LA	70507	USA	Undetermined
C&B/Cotton Holdings, Inc.	346 Twin City Highway	Port Neches	TX	77651	USA	Undetermined
Digital Communication Services, Inc.	96 NE 5th Street	Delray Beach	FL	33483	USA	Undetermined
Charys Technology Group, Inc.	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Undetermined
Integrated Solutions, Inc.	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Undetermined
VSI Real Estate Holding, Inc.	2944 Drane Field Road	Lakeland	FL	33811	USA	Undetermined
LFC, Inc.	17314 SH 249, Suite 230	Houston	TX	77067	USA	Undetermined
Method IQ, Inc.	1750 Founders Pkwy, Suite 180	Alpharetta	GA	30004	USA	Undetermined
Mitchell Site Acquisition, Inc.	119 Veterinarian Rd	Lafayette	LA	70507	USA	Undetermined
Personnel Resources of Georgia, Inc.	880 South Pleasantburg Dr, Suite 3-C	Greenville	SC	29607	USA	Undetermined
Viasys Network Services, Inc.	2944 Drane Field Road	Lakeland	FL	33811	USA	Undetermined
Viasys Services, Inc.	2944 Drane Field Road	Lakeland	FL	33811	USA	Undetermined

						Undetermined

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit B16
Intercompany Receivables

Company	Address	City	State	Zip	Country	Type of receivable	Balance
Aeon Technologies Group, Inc.	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Intercompany	Undetermined
Ayin Tower Management, Inc.	17314 SH 249, Suite 230	Houston	TX	77067	USA	Intercompany	Undetermined
Berkshire Wireless, Inc.	480 Pleasant St, Suite A102	Lee	MA	01238	USA	Intercompany	Undetermined
CCI Telecom, Inc.	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Intercompany	Undetermined
Crochet & Borel Services, Inc.	346 Twin City Highway	Port Neches	TX	77651	USA	Intercompany	Undetermined
Cotton Companies USA, Inc.	14345 Northwest Freeway	Houston	TX	77040	USA	Intercompany	Undetermined
Complete Tower Sources, Inc.	715 Vatican Road	Carencro	LA	70507	USA	Intercompany	Undetermined
C&B/Cotton Holdings, Inc.	346 Twin City Highway	Port Neches	TX	77651	USA	Intercompany	Undetermined
Digital Communication Services, Inc.	96 NE 5th Street	Delray Beach	FL	33483	USA	Intercompany	Undetermined
LFC, Inc.	17314 SH 249, Suite 230	Houston	TX	77067	USA	Intercompany	Undetermined
Method IQ, Inc.	1750 Founders Pkwy, Suite 180	Alpharetta	GA	30004	USA	Intercompany	Undetermined
Mitchell Site Acquisition, Inc.	119 Veterinarian Rd	Lafayette	LA	70507	USA	Intercompany	Undetermined
Personnel Resources of Georgia, Inc.	880 South Pleasantburg Dr, Suite 3-C	Greenville	SC	29607	USA	Intercompany	Undetermined
Viasys Network Services, Inc.	2944 Drane Field Road	Lakeland	FL	33811	USA	Intercompany	Undetermined
Viasys Services, Inc.	2944 Drane Field Road	Lakeland	FL	33811	USA	Intercompany	Undetermined

							Undetermined

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Schedule B18
Other liquidated debts owing debtor including tax refunds.

Creditor's Name	Address City, State, Zip		Country	Date claim was incurred and consideration for claim	Contingent	Unliquidated	Disputed	Total amount of claim	Amount entitled to Priority	Type of Priority
Aon Risk Services Inc. of Florida	1001 Brickell Bay Dr., Suite 1100	Miami, FL 33131	USA	2007		X		Undetermined	Undetermined	None
State of Delaware - Division of Corporations	P.O. Box 898	Dover, DE 19903	USA	2006		X		Undetermined	Undetermined	Taxes

								Undetermined	Undetermined

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit B21
Personal Property - Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims, and rights to setoff claims

Entity	Adress	City	State	Zip	Description	Balance
Various Potential Causes of Action						Undetermined

Undetermined

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit B28
Personal Property - Office equipment, furnishings, and supplies

Description	Location	Net Book Value
Computer Equipment & Office Furniture	1117 Perimeter Center West, Suite N415, Atlanta, GA 30338	$82,485

		$82,485

Note: Net realizable amounts may be significantly less than stated Net Book Value

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE C - PROPERTY CLAIMED AS EXEMPT

Debtor claims the exemptions to which the debtor is entitled under:	☐ Check if debtor claims a homestead exemption that exceeds $136,875
☐	(Check one box) 11 U.S.C. §
☐	522(b)(2) 11 U.S.C. § 522(b)(3)

DESCRIPTION OF PROPERTY	SPECIFY LAW PROVIDING EACH EXEMPTION	VALUE OF CLAIMED EXEMPTION	CURRENT MARKET VALUE OF PROPERTY WITHOUT DEDUCTING EXEMPTIONS
None

   0   continuation sheet(s) attached

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number of all entities holding claims secured by property of the debtor as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests.

List creditors in alphabetical order to the extent practicable. If a minor child is a creditor, indicate that by stating “a minor child” and do not disclose the child’s name. See 11 U.S.C. § 112. If “a minor child” is stated, also include the name, address, and legal relationship to the minor child of a person described in Fed. R. Banker. P. 1007(m). If all secured creditors will not fit on this page, use the continuation sheet provided.
If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled 'Codebtor', include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint or Community."

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated."  If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Total the columns labeled “Amount of Claim Without Deducting Value of Collateral” and “Unsecured Portion, if Any” in the boxeslabeled “Total's)” on the last sheet of the completed schedule. Report the total from the column labeled “Amount of Claim Without Deducting Value of Collateral” also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report the total from the column labeled “Unsecured Portion, if Any” on the Statistical Summary of Certain Liabilities and Related Data.

☐	Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

CREDITOR’S NAME AND MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DATE CLAIM WAS INCURRED, NATURE OF LIEN AND DESCRIPTION AND MARKET VALUE OF PROPERTY SUBJECT TO LIEN	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY
Account No. N/A	Date Claim Incurred: 5/18/07 Nature of Lien: Secured Description Of Property Subject to Lien: All of the assets of the Company			X	$690,000	Undetermined
Imperium Master Fund, Ltd. 153 East 53rd Street New York, NY 10022

	Value: $690,000 + Accrued Interest
Account No. N/A	Date Claim Incurred: 4/5/07 Nature of Lien: Secured Description Of Property Subject to Lien: All of the assets of the Company			X	$3,666,568	Undetermined
Imperium Master Fund, Ltd. 153 East 53rd Street New York, NY 10022

	Value: $3,666,568 + Accrued Interest
Account No. N/A	Date Claim Incurred: 4/5/07 Nature of Lien: Secured Description Of Property Subject to Lien: All of the assets of the Company			X	$526,316	Undetermined
JED Family Trust 153 East 53rd Street New York, NY 10022

	Value: $526,316 + Accrued Interest
Account No. N/A	Date Claim Incurred: 4/5/07 Nature of Lien: Secured Description Of Property Subject to Lien: All of the assets of the Company			X	$526,316	Undetermined
John Michalson 153 East 53rd Street New York, NY 10022

	Value: $526,316 + Accrued Interest

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

CREDITOR’S NAME AND MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DATE CLAIM WAS INCURRED, NATURE OF LIEN AND DESCRIPTION AND MARKET VALUE OF PROPERTY SUBJECT TO LIEN	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY
Account No. N/A	Date Claim Incurred: Various Nature of Lien: Loans to Subsidiaries
New Stream Capital Finance, LLC
38 Grove Street, Building C	Description Of Property Subject to Lien:	X			Undetermined	Undetermined
Ridgefield, CT 06877	Guarantor to Cotton, Ayin Holding, C&B, CTSI

Account No. N/A	Date Claim Incurred: 11/30/2006 Nature of Lien: Security Agreement
Troy Crochet
346 Twin City Highway	Description Of Property Subject to Lien:			X	$47,169,000	Undetermined
Port Neches, TX 77651	All of the assets of the Company

Account No. N/A	Date Claim Incurred: February 2007 Nature of Lien: Security Agreement Description Of Property Subject to Lien: Assets of Crochet & Borel Services, Inc.			X	$5,184,932	Undetermined
Cotton Holdings 1, Inc; Cotton Commercial USA, LP; Cotton Restoration of Central Texas, LP, Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White, C&B/Cotton Holdings, Crochet and Borel Services 14345 Northwest Freeway Houston, TX 77040 _

		Total			$57,763,132	Undetermined

   0    continuation sheets attached

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name, mailing address, including zip code, and last four digits of the account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition. Use a separate continuation sheet for each type of priority and label each with the type of priority.

The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, indicate that by stating “a minor child” and do not disclose the child’s name. See 11 U.S.C. §

112. If “a minor child” is stated, also include the name, address, and legal relationship to the minor child of a person described in Fed. R. Bankr. P. 1007(m).

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H-Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community." If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled "Subtotals" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules. Report the total of amounts entitled to priority listed on each sheet in the box labeled "Subtotals" on each sheet. Report the total of all amounts entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts who file a case under chapter 7 or 13 report this total also on the Statistical Summary of Certain Liabilities and Related Data.

Report the total of amounts not entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts not entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts who file a case under chapter 7 report this total also on the Statistical Summary of Certain Liabilities and Related Data.

☐	Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E

TYPES OF PRIORITY CLAIMS (check the appropriate box(es) below if claims in that category are listed on the attached sheets).

☐
Domestic Support Obligations
Claims for domestic support that are owed to or recoverable by a spouse, former spouse, or child of the debtor, or the parent, legal guardian, or responsible relative of such a child, or a governmental unit to whom such a domestic support claim has been assigned to the extent provided in 11 U.S.C. § 507(a)(1).

☐
Extensions of credit in an involuntary case
Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. Section 507 (a)(2)

☐
Wages, salaries and commissions
Wages, salaries and commissions, including vacation, severance and sick leave pay owing to employees, up to a maximum of $10,950* per employee, earned within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. Section 507 (a)(3)

☐
Contributions to employee benefit plans
Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. Section 507 (a)(4)

☐	Certain farmers and fishermen Claims of certain farmers and fisherman, up to a maximum of $5,400* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. Section 507 (a)(6)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

☐
Deposits by individuals
Claims of individuals up to a maximum of $2,425* for deposits for the purchase, lease, or rental of property or services for personal family or household use, that were not delivered or provided. 11 U.S.C. Section 507 (a)(7)

☐	Taxes and Certain Other Debts Owed to Governmental Units

☐	Taxes, customs duties, and penalties owing to federal, state, and local government units as set forth in 11 U.S.C. Section 507 (a)(8)

☐
Commitments to Maintain the Capital of an Insured Depository Institution
Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. § 507 (a)(9).

☐
Claims for Death or Personal Injury While Debtor Was Intoxicated
Claims for death or personal injury resulting from the operation of a motor vehicle or vessel while the debtor was intoxicated from using alcohol, a drug, or another substance. 11 U.S.C. § 507(a)(10).

* Amounts are subject to adjustment on April 1, 2010, and every three years thereafter with respect to cases commenced on or after the date of adjustment.
In re: Charys Holding Company, Inc.; Case No. 08-10289

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM	CONTINGENT, UNLIQUIDATED, DISPUTED	AMOUNT OF CLAIM	AMOUNT ENTITLED TO PRIORITY	AMOUNT NOT ENTITLED TO PRIORITY, IF ANY
1. Payroll Taxes	See Exhibit E1	See Exhibit E1	Undetermined

2. Personal Property Taxes	None		$-

3. Franchise/Income Taxes	See Exhibit E3	See Exhibit E3	Undetermined

4. Real Estate Taxes	None		$-

5. Business Licenses and Other	None		$-

6 Tenant Deposits	None		$-

7. U.S. Customs	None		$-

8. Accrued Vacation	None		$-

9. Customer Deposits	None		$-
		Total	$-	$-	$-

   2   continuation sheet(s) attached

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit E1
Creditors Holding Unsecured Priority Claims
Payroll Taxes

Creditor's Name	Account Number/EIN	Address City, State, Zip		Country	Date claim was incurred and consideration for claim	Contingent	Unliquidated	Disputed	Total amount of claim	Amount entitled to Priority	Type of Priority
Department of the Treasury - Internal Revenue Service	54-2152284	PO Box 105078	Atlanta, GA 30348-5078	USA	Unknown	X			Undetermined	Undetermined	None
Georgia Department of Labor	908292-06	148 Andrew Young International Blvd., N.E.	Atlanta, GA 30303-1751	USA	Unknown	X			Undetermined	Undetermined	Taxes

									Undetermined	Undetermined

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit E3
Creditors Holding Unsecured Priority Claims
Franchise/Income Taxes

Creditor's Name	Account Number/EIN	Address City, State, Zip		Country	Date claim was incurred and consideration for claim	Contingent	Unliquidated	Disputed	Total amount of claim	Amount entitled to Priority	Type of Priority
State of Delaware - Division of Corporations	54-2152284	P.O. Box 898	Dover, DE 19903	USA	Unknown	X			Undetermined	Undetermined	Taxes

									Undetermined	Undetermined

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, indicate that by stating “a minor child” and do not disclose the child’s name. See 11 U.S.C. § 112. If “a minor child” is stated, also include the name, address, and legal relationship to the minor child of a person described in Fed. R. Bankr. P. 1007(m). Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.”
If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.”If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.)

Report the total of all claims listed on this schedule in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts filing a case under chapter 7, report this total also on the Statistical Summary of Certain Liabilities and Related Data..

☐	Check this box if debtor has no creditors holding unsecured claims to report on this Schedule F.

AND ACCOUNT NUMBER. CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE,	NONE	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM, IF CLAIM IS SUBJECT TO SETOFF, SO STATE	CONTINGENT, UNLIQUIDATED, DISPUTED	AMOUNT OF CLAIM
1. Trade Payables		See Exhibit F1	See Exhibit F1	$2,959,134

2. Customer Balances	X			$-

3. Intercompany Payables		See Exhibit F3	See Exhibit F3	Undetermined

4. Litigation		See Exhibit F4	See Exhibit F4	Undetermined

5. Deferred Compensation		See Exhibit F5	See Exhibit F5	$879,500

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

AND ACCOUNT NUMBER. CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE,	NONE	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM, IF CLAIM IS SUBJECT TO SETOFF, SO STATE	CONTINGENT, UNLIQUIDATED, DISPUTED	AMOUNT OF CLAIM
6. Retention	X			$-

7. Contingent, Unliquidated and Disputed Claims	X			$-

8. Unsecured Debt		See Exhibit F8	See Exhibit F8	$224,814,797
		Total		$228,653,431

   7   continuation sheet(s) attached

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit F1
Creditors Holding Unsecured Claims
Trade Payables

Creditor's Name	Address	City	State	Zip	Country	Date claim was incurred and consideration for claim	Subject to setoffs Y/N	Contingent	Unliquidated	Disputed	Total amount of Claim
Accordia (Wells Fargo)	501 South Flagler Drive, Suite 600	West Palm Beach	FL	33401	USA	Various					$40,000
ACT Conferencing	1526 Cole Boulevard, Suite 250	Golden	CO	80401	USA	Various					$417
ADP, Inc.	5680 New Northside Dr.	Atlanta	GA	30328	USA	Various					$4,443
American Appraisals Associates	411 East Wisconsin Ave., Suite 1900	Milwaukee	WI	53201-0064	USA	Various					$29,739
American Arbitration Association	13455 Noel Road - Suite 1750	Dallas	TX	75240	USA	Various					$1,600
American Capital Ventures	2875 NE 191 Street, Suite 904	Aventura	FL	33180	USA	Various				X	$85,000
Aon Risk Services Inc. of Florida	1001 Brickell Bay Dr., Suite 1100	Miami	FL	33131	USA	Various					$683
Arkansas Insurance Department	1200 W. Third St.	Little Rock	AR	72201	USA	Various					$500
AT&T	P.O. Box 6463	Carol Stream	IL	60197-6463	USA	Various					$1,667
Baker Hostetler	45 Rockefeller Plaza, 11th Floor	New York	NY	10111	USA	Various					$14,831
Bank of New York	Financial Control Billing Dept., P.O. Box 19445	Newark	NJ	07195-0445	USA	Various					$14,357
Broadridge	P.O. Box 23487	Newark	NJ	07189	USA	Various					$766
Catalyst Financial Resources LLC	3220 SW First Avenue, Suite 201	Portland	OR	97239	USA	Various					$3,000
Cathy McKee	5850 North Echo Canyon Lane	Phoenix	AZ	85018	USA	Various					$1,000
Cbeyond Communications	P.O. Box 406815	Atlanta	GA	30384-6815	USA	Various					$1,860
Choicepoint	P.O. Box 105186	Atlanta	GA	30348	USA	Various					$2,898
Condon & Forsyth LLP	7 Times Square	New York	NY	10036	USA	Various					$9,009
Coral Capital Partners	P.O. Box 191767	Atlanta	GA	31119-1767	USA	Various				X	$6,171
Corporation Service Company	2711 Centerville Rd.	Wilmington	DE	19808	USA	Various					$972
Correro Fishman Haygood	201 St. Charles Ave., 46th Floor	New Orleans	LA	70170-4600	USA	Various				X	$8,219
Creative Financial Staffing	P.O. Box 5-0191	Woburn	MA	01815-0191	USA	Various					$14,106
Crystal Springs	P.O. Box 660579	Dallas	TX	75266-0579	USA	Various					$109
CT Corporation	P.O. Box 4349	Carol Stream	IL	60197-4349	USA	Various					$335
Cypress Communications	15 Piedmont Center, Suite 610	Atlanta	GA	30305	USA	Various					$11,756
David Gergacz	356 Gold Bullion Dr. E	Dawsonville	GA	30534	USA	Various					$1,000
De Joya Griffith & Company	2580 Anthem Village Dr.	Henderson	NV	89052	USA	Various					$5,000
Del Presto Family LLC	9 Ryan Lane	Lincroft	NJ	07738	USA	Various				X	$5,000
Dennis Hayes	141 E 55th St, Apt. 11D	New York	NY	10022	USA	Various					$1,000
DHL express	515 W. Greens Rd.	Houston	TX	77067-4524	USA	Various					$1,380
Dow Jones and Co. Inc.	Wall Street Journal or Barron's Box 4137	New York	NY	10261-4137	USA	Various					$3,645
EDGAR Filings	220 West Loop South, Suite 900	Houston	TX	77027	USA	Various					$703
Empire Financial Group	150 California St., Suite 2100	San Francisco	CA	94111	USA	Various				X	$200,000
Ernst & Young	Frost Bank Tower, Suite 1900	San Antonio	TX	78205-1457	USA	Various					$4,000
EyeMed Vision Care	P.O. Box 632530	Cincinnati	OH	45263-2530	USA	Various					$52
Fair Value Advisors	3455 Peachtree Rd. NE	Atlanta	GA	30326	USA	Various					$7,265
Fellows LaBriola LLP	225 Peachtree St., Suite 2300	Atlanta	GA	30303	USA	Various					$5,668

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit F1
Creditors Holding Unsecured Claims
Trade Payables

Creditor's Name	Address	City	State	Zip	Country	Date claim was incurred and consideration for claim	Subject to setoffs Y/N	Contingent	Unliquidated	Disputed	Total amount of Claim
Fidelity Transfer Co.	1800 S. West Temple, Suite 301	Salt Lake City	UT	84115	USA	Various					$3,630
Gisle Larsen	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Various					$90
Glast, Phillips, & Murray, P.C.	13355 Noel Rd L.B. 48	Dallas	TX	75240-1518	USA	Various					$15,701
Habif, Arogeti & Wynne, LLP	5565 Glenridge Connector	Atlanta	GA	30342	USA	Various					$4,760
Henry T. Martin (V)	125 Waterhole Lane	New Braunfels	TX	78130	USA	Various					$25
Hill, Ward & Henderson, P.A.	P.O. Box 2532	Tampa	FL	33601	USA	Various					$6,395
HLB Gross Collins, P.C.	2625 Cumberland Pkwy, Suite 400	Atlanta	GA	30339	USA	Various					$74,934
Houlihan Lokey Howard & Zukin	1930 Century Park West	Los Angeles	CA	90067-6802	USA	Various					$5,783
Imperium Partners, LLC	153 East 53rd St., 29th Floor	New York	NY	10022	USA	Various				X	$25,000
Inter-Tel Inc.	1615 S. 52nd St.	Tempe	AZ	85281-6233	USA	Various					$1,421
Invesmart	Penn Center West - Six	Pittsburgh	PA	15276	USA	Various				X	$12,102
Jeffrey H. Pfeffer, P.A.	515 North Flagler Dr., Suite 802	West Palm Beach	FL	33401	USA	Various				X	$12,600
John E. Jordan	P.O. Box 309	San Clemente	CA	92674-0309	USA	Various					$1,000
Kathy Catalono	5838 Meadow Way	Beaumont	TX	77707	USA	Various					$504
Larry Hogue	2035 Edenton Trail	Evans	GA	30809	USA	Various					$21,000
Lewis Brisois Bisgaard & Smith LLP	221 N. Figueroa St.	Los Angeles	CA	90012	USA	Various					$12,296
Lex Inc.	P.O. box 631521	Baltimore	MD	21263-1521	USA	Various				X	$23,770
Lockton Companies of St. Louis Inc.	P.O Box 798183	St. Louis	MO	63179-8000	USA	Various					$7,227
Market Street Partners, LLC	477 Pacific Ave.	San Francisco	CA	94133	USA	Various					$68,951
McDermott Will & Emery	P.O. Box 7247-6755	Philadelphia	PA	19170-6755	USA	Various					$11,735
Merrill Communications LLC	CM-9638	St. Paul	MN	55170-9638	USA	Various					$36,658
Michael D. Brown	P.O. Box 4544	Boulder	CO	80306	USA	Various					$2,468
Mintz,Levin,Cohn,Ferris,Glovsky&Popeo	666 Third Avenue	New York	NY	10017	USA	Various					$4,769
Mirador Consulting, Inc.	5499 N. Federal Hwy., Suite D	Boca Raton	FL	33487	USA	Various				X	$42,500
Morris, Manning & Martin LLP	3343 Peachtree Rd., NE	Atlanta	GA	30326-1044	USA	Various					$546,655
National Financial Communications	300 Chestnut Street, Suite 200	Needham	MA	02492	USA	Various				X	$15,000
Newpoint Advisors	666 Fifth Ave., 10th Floor	New York	NY	10103	USA	Various				X	$125,830
Padgett, Stratemann & Co.	100 NE Loop 410, Suite 1100	San Antonio	TX	78216	USA	Various					$18,000
Paul, Hastings, Janofsky & Walker LLP	600 Peachtree St. NE, Suite 2400	Atlanta	GA	30308-2222	USA	Various					$1,274,978
Peckar & Abramson	70 Grand Ave.	River Edge	NJ	07661	USA	Various					$11,012
Powell Goldstein LLP	1201 West Peachtree St. NW, 14th Floor	Atlanta	GA	30309-3488	USA	Various					$1,818
PR Newswire	G.P.O Box 5897	New York	NY	10087-5897	USA	Various					$150
Pro Staff	P.O. Box 1450	Minneapolis	MN	55485-5006	USA	Various					$6,222
Propel HR	880 S. Pleasantburg Dr., Suite 3-C	Greenville	SC	29607	USA	Various					$91
Propel PEO Inc.	669 N. Academy St.	Greenville	SC	29601	USA	Various					$942
Red Nine PR	1580 NW 128th Dr., #210	Sunrise	FL	33323	USA	Various					$3,198

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit F1
Creditors Holding Unsecured Claims
Trade Payables

Creditor's Name	Address	City	State	Zip	Country	Date claim was incurred and consideration for claim	Subject to setoffs Y/N	Contingent	Unliquidated	Disputed	Total amount of Claim
RemX Financial Staffing	P.O. Box 60515	Los Angeles	LA	90060-0515	USA	Various					$1,677
Robert R. Newell	976 E. Governor Rd.	Hershey	PA	17033	USA	Various				X	$20,000
S.O.S. Resource Services, Inc.	999 Brickell Ave., Suite 600	Miami	FL	33131	USA	Various				X	$650
SaveOnConferences.com	P.O. Box 404351	Atlanta	GA	30384-4531	USA	Various					$763
Secretary of State of Georgia	Suite 315 West Tower	Atlanta	GA	30334-1530	USA	Various					$300
Service Printing Co.	542 Courtland St. NE	Atlanta	GA	30308	USA	Various					$758
Singleton, Cooksey & Hanson	6363 Woodway, Suite 610	Houston	TX	77057	USA	Various					$2,736
SM Berger & Company	3201 Enterprise Pkwy, Suite 460	Beachwood	OH	44122	USA	Various					$6,031
Snow Becker Krauss	605 Third Ave.	New York	NY	10158-0125	USA	Various					$6,811
Source Financial Staffing	400 Galleria Parkway, Suite 1400	Atlanta	GA	30339	USA	Various					$12,788
State of California	1500 11th Street	Sacramento	CA	95814	USA	Various					$558
Strong Pipkin Bissell & Ledyard LLP	595 Orleans St.	Beaumont	TX	77701-3255	USA	Various					$3,408
The Penro Group	211 N. Union St., Suite 100	Alexandria	VA	22314	USA	Various				X	$12,905
Thompson Hine	1201 West Peachtree St.	Atlanta	GA	30309-3449	USA	Various					$1,037
Thomson Financial LLC	195 Broadway, 7th Floor	New York	NY	01007	USA	Various					$1347

											$2,959,134

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit F3
Creditors Holding Unsecured Claims
Intercompany Payables

Creditor's Name	Address	City	State	Zip	Country	Date claim was incurred and consideration for claim	Subject to setoffs Y/N	Contingent	Unliquidated	Disputed	Total amount of Claim
Aeon Technologies Group, Inc.	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA					X	Undetermined
Ayin Tower Management, Inc.	17314 SH 249, Suite 230	Houston	TX	77067	USA					X	Undetermined
Berkshire Wireless, Inc.	480 Pleasant St, Suite A102	Lee	MA	01238	USA					X	Undetermined
CCI Telecom, Inc.	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA					X	Undetermined
Crochet & Borel Services, Inc.	346 Twin City Highway	Port Neches	TX	77651	USA					X	Undetermined
Cotton Companies USA, Inc.	14345 Northwest Freeway	Houston	TX	77040	USA					X	Undetermined
Complete Tower Sources, Inc.	715 Vatican Road	Carencro	LA	70507	USA					X	Undetermined
C&B/Cotton Holdings, Inc.	346 Twin City Highway	Port Neches	TX	77651	USA					X	Undetermined
Digital Communication Services, Inc.	96 NE 5th Street	Delray Beach	FL	33483	USA					X	Undetermined
LFC, Inc.	17314 SH 249, Suite 230	Houston	TX	77067	USA					X	Undetermined
Method IQ, Inc.	1750 Founders Pkwy, Suite 180	Alpharetta	GA	30004	USA					X	Undetermined
Mitchell Site Acquisition, Inc.	119 Veterinarian Rd	Lafayette	LA	70507	USA					X	Undetermined
Personnel Resources of Georgia, Inc.	880 South Pleasantburg Dr, Suite 3-C	Greenville	SC	29607	USA					X	Undetermined
Viasys Network Services, Inc.	2944 Drane Field Road	Lakeland	FL	33811	USA					X	Undetermined
Viasys Services, Inc.	2944 Drane Field Road	Lakeland	FL	33811	USA					X	Undetermined

										X	Undetermined

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit F4
Creditors Holding Unsecured Claim
Litigation

Caption of Suit/Creditor	Case Number/Description	Nature of Proceeding Court and Location		Contingent	Unliquidated	Disputed	Total amount of claim
Acosta Derivative Litigation	Civil Action 2005 CV108667	Stockholder demands	United States District Court of the Northern
			District of GA, Atlanta, Division	X	X	X	Undetermined
Benjamin F. Holcomb v. Charys Holding Company, Inc	2005CV105803	Damages from employment contract	Superior Court of Fulton County, State of GA	X	X	X	Undetermined
Castlerigg Master Investments Ltd vs Charys Holding Company Inc	Civil Action No. 07-9742	Breach of Contract	United States District Court Southern District of New York	X	X	X	Undetermined
Correro Fishman Haygood Phelps, Walmsley and Casteix LLP vs	2008-00495	Unpaid fees	Civil District Court for the Parish of
Crochet and Borel Services, Inc. d/b/a C&B Services Inc and Charys			Orleans, State of LA	X	X	X	Undetermined
Holding Company Inc
Counsel on Call of Georgia Inc vs Charys Holding Company	2007 CV 138686	Unpaid fees	Superior Court of Fulton County, State of GA	X	X	X	Undetermined
Edward Acosta v Charys Holding Company Inc	2005CV108667	Damages from employment contract	Superior Court of Fulton County, State of GA	X	X	X	Undetermined
Gottbetter Capital Master Ltd vs Charys Holding Company Inc	Civil Action No. 07-11374	Default of Note	U.S. District Court for the Southern District of New York	X	X	X	Undetermined
Gur Parsaad Properties LTD vs CCI Telecom and Charys Holding Company	Attorney file number DCM 17449.003 - Breach of Contract	Seeking back rent and related amounts	American Arbitration Association	X	X	X	Undetermined
Holcomb Receivership Litigation		Seeking appointment of	Superior Court of Fulton County, State of
		receiver of 1,000,000 shares	GA	X	X	X	Undetermined
of Preferred Stock
Jade Specialty Strategy v. Charys Holding Company	Civil Action No. 08 CV 588	Default of Note	U.S. District Court for the Eastern District of New York	X	X	X	Undetermined
LEX Inc d/b/a LEX Business Solutions vs Charys Holding Company	07C-12330-1	Collect amounts due	State Court of Gwinnett County, State of GA	X	X	X	Undetermined
LVI Facility Services Inc, LVI Environmental Services of New Orleans	07CV7841-7	Plaintiff alleges amount due	Superior Court of Dekalb County, State of
Inc, LVI Environmental Services Inc (OK) vs Charys Holding Company,		for restoration services	GA	X	X	X	Undetermined
Billy V Ray, Raymond J Smith and Troy Crochet
Mel Harris vs Charys Holding Company	07-22939-CIVLENARD/TORRES	Suit on the "Mel Harris Note"	United States District Court Southern District of Florida Miami Division	X	X	X	Undetermined
National Financial Communications Corp d/b/a National Financial Network vs Charys Holding Company	07A-0740B-1	Collect amounts due	Superior Court of Gwinnett County, GA	X	X	X	Undetermined
Superintendent of Insurance of the State of NY as Liquidator of Realm National Insurance Company vs Charys	401876/05	Demanding unpaid rent	Supreme Court of the State of New York	X	X	X	Undetermined
Wells Fargo Insurance Services Southeast Inc f/k/a Acordia v Charys Holding Company	07DS126111E	Unpaid fees	State Court of Fulton County, GA	X	X	X	Undetermined

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit F5
Creditors Holding Unsecured Claims

Creditor's Name	Address	City, State, Zip	Country	Date claim was incurred and consideration for claim	Subject to setoffs Y/N	Contingent	Unliquidated	Disputed	Total amount of Claim
Alec McLarty	1117 Perimeter Center West, Suite N415	Atlanta, GA 30338	USA	Remainder of unpaid bonuses awarded 4/26/2007					$25,000
Mike Oyster	1117 Perimeter Center West, Suite N415	Atlanta, GA 30338	USA	Remainder of unpaid bonuses awarded 12/11/2007					$316,000
Mike Oyster	1117 Perimeter Center West, Suite N415	Atlanta, GA 30338	USA	Deferred Compensation Awarded 2/1/2006					$132,000
Mike Oyster	1117 Perimeter Center West, Suite N415	Atlanta, GA 30338	USA	Remainder of unpaid bonuses awarded 7/12/2006					$45,000
Ray Smith	1117 Perimeter Center West, Suite N415	Atlanta, GA 30338	USA	Remainder of unpaid bonuses awarded 4/26/2007					$316,000
Ray Smith	1117 Perimeter Center West, Suite N415	Atlanta, GA 30338	USA	Remainder of unpaid bonuses awarded 7/12/2006					$45,500
									$879,500

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit F8
Creditors Holding Unsecured Claims
Unsecured Debt

Creditor's Name	Description of Debt	Address	City	Stat	Zip	Country	Date Claim Was Incurred	Contingent	Unliquidated	Disputed	Total Amount of Claim as of 2/14/ 2008
Carrol Castille	8.75% Senior Convertible Promissory Note	715 Vatican Rd	Lafayette	LA	70506	USA	Feb-07				$2,840,000
Castlerigg Master Investments, Ltd.	8.75% Subordinated Unsecured Convertible Note	488 Madison Avenue	Ney York	NY	10022	USA	Aug-06				$4,037,561
Gottbetter Capital Master, Ltd.	8.75% Subordinated Unsecured Convertible Note	488 Madison Avenue	Ney York	NY	10022	USA	Aug-06				$7,406,382
Harpos Funding LLC	15% Unsecured Promissory Note	10800 Biscayne Blvd, 10th Floor	Miami	FL	33161	USA	Jan-07			X	$886,000
Jade Special Strategy, LLC	4% Subordinated Convertible Note	1175 Walt Whitman Rd, Suite 100	Melville	NY	11747	USA	Dec-06				$380,000
Lori Mitchell	8.75% Senior Convertible Promissory Note	537 West Broussard Road	Lafayette	LA	70506	USA	Feb-07				$2,569,524
Matthew B. Mitchell	8.75% Senior Convertible Promissory Note	537 West Broussard Road	Lafayette	LA	70506	USA	Feb-07				$2,590,476
Mel Harris	15% Unsecured Promissory Note	10800 Biscayne Blvd, Penthouse	Miami	FL	33161	USA	May-07			X	$336,000
Sean Poster	15% Unsecured Promissory Note	10800 Biscayne Blvd, Suite 350	Miami	FL	33161	USA	May-07			X	$336,000
Steven Poster	15% Unsecured Promissory Note	10800 Biscayne Blvd, Suite 350	Miami	FL	33161	USA	May-07			X	$336,000
The of Ney York Trust Company N.A as Trustee (1)	8.75% Senior Convertible Notes	100 Ashford Center North, Suite 520	Atlanta	GA	30338	USA	Feb-07				$201,250,000
USB O'Connor LLC	8.75% Subordinated Unsecured Convertible Note	488 Madison Avenue	New York	NY	10022	USA	Aug-06				$1,346,854
Vision Opportunity Master Fund, Ltd	8% Subordinated Convertible Promissory Note	20 W 55th Street, 5th Floor	New York	NY	10019	USA	Dec-06				$500,00
Matthew B. Mitchell	9% MSAI Goodwill Purchase Agreement Promissory Note	537 West Broussard Road	Lafayette	LA	70506	USA	Oct-06	X	X	X	Undetermined
Matthew B. Mitchell	9% MSAI Stock Purchase Agreement Promissory Note	537 West Broussard Road	Lafayette	LA	70506	USA	Oct-06	X	X	X	Undetermined
Lori Mitchell	9% CTSI Stock Purchase Agreement Promissory Note	537 West Broussard Road	Lafayette	LA	70506	USA	Dec-06	X	X	X	Undetermined

											224,814,797

Note: The Note amounts list the unpaid principal balance excluding any accrued interest
(1) This note, known as McMahan Securities Co. L.P., is guaranteed by the following Charys Holding Company, Inc. subsidiaries: C&B Services, Inc., Cotton Holdings 1, Inc., C&B Holdings, Inc., Ayin Holding Company, Inc., Complete Tower Sources, Inc., Mitchell Site Acquisition, Inc., LFC, Inc., Viasys Network Services, Inc. Viasys Services, Inc., Ayin Tower Management Services, Inc., Cotton Commercial USA L.P., Cotton Restoration of Central Texas LP

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor’s interest in contract, i.e., “Purchaser,” “Agent,” etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described. If a minor child is a party to one of the leases or contracts, indicate that by stating “a minor child” and do not disclose the child’s name. See 11 U.S.C. § 112; Fed.R. Bankr. P. 1007(m).

☐	Check this box if debtor has no executory contracts or unexpired leases.

NAME AND MAILING ADDRESS INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR’S INTEREST. STATE WHETHER LEASE IS OF NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
1. Real Property Leases/Non-Residential	See Exhibit G1

2. Equipment Leases	None

3. Employment/Consulting Agreements	See Exhibit G3

4. IT/Software Licenses/Agreements	None

5. Customer Agreements	None

6. Licensing Agreements	None

7. Joint Venture Agreements	None

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor’s interest in contract, i.e., “Purchaser,” “Agent,” etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described. If a minor child is a party to one of the leases or contracts, indicate that by stating “a minor child” and do not disclose the child’s name. See 11 U.S.C. § 112; Fed.R. Bankr. P. 1007(m).

☐	Check this box if debtor has no executory contracts or unexpired leases.

NAME AND MAILING ADDRESS INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR’S INTEREST. STATE WHETHER LEASE IS OF NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
8. Guarantees/Indemnification Agreements	See Exhibit G10

9. Non-Disclosure	None

10. Other Agreements	See Exhibit G10

 6 continuation sheet(s) attached

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit G1
Executory Contracts and Unexpired Leases
Real Property Leases/Non-Residential

Name of Other Party	Address	City	State	Zip	Country	Description of Contract
CRP Holdings, LP	300 S. Orange Ave., Suite 1575	Orlando	FL	32801	USA	Office Lease
CRP Holdings, LP	300 S. Orange Ave., Suite 1575	Orlando	Fl	32801	USA	Storage Lease
Flagship Holdings Inc	1117 Perimeter Center West, Suite N415	Atlanta	GA	30338	USA	Agreement for Assignment of Commercial Real Estate Contracts

Note: Listing any agreement on Schedule G does not mean the agreements are executory contracts that may be assumed and assigned. The company reserves its rights to contend that any agreement listed on Schedule G is not executory.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit G3
Executory Contracts and Unexpired Leases
Employment/Consulting Agreements

Name	Address	City	State	Zip	Country	Description of the Contract
5W Public Relations	1120 Avenue of Americas , 7th Floor	New York	NY	10036	USA	Public Relations Services
AlixPartners, LLP	9 West 57th Street, Suite 3420	New York	NY	10019	USA	Financial Advisory and Consulting Services
American Capital Ventures, Inc.	2875 NE 191St Street, Suite 904	Aventura	FL	33180	USA	Investor Relations
Andrews Kurth LLP	450 Lexington Avenue	New York	NY	10017	USA	Legal Services
Billy V. Ray Jr.	1117 Perimeter Center W, Suite N415	Atlanta	GA	30338	USA	Separation Agreement
Braxton M. Cutchin, III	669 N. Academy Street	Greenville	SC	29605	USA	Separation Agreement and Mutual General Release - PRG, Inc
Bryan Michalsky	22102 Rustic Shores	Katy	TX	77450	USA	Employment Agreement
Chad Weigman	13807 Madina Lake Ct	Cypress	TX	77429	USA	Employment Agreement
Charles Arnold	520 Brickell Key Drive, Unit 1607	Miami	FL	33131	USA	Consultant - Business Plan
Coral Capital Partners, Inc.	P.O. Box 191767	Atlanta	GA	31119	USA	Consultant - Financial Services
Corporate Evolutions, Inc	111 Great Neck Rd., Suite 217	Great Neck	NY	11021	USA	Consultant - Investor Relations
Couture Enterprises, Inc	4199 Pamal Place	Kennessaw	GA	30144	USA	Consultant - Investor Relations
Cypress Advisors LLC	445 Park Ave., 10th FL	New York	NY	10022	USA	Consultant - Operations
Dale Ponder	12005 Summer Meadows	Spring Brach	TX	78070	USA	Consultant - Operations
Daryn Ebrecht	6235 Catron Crossing	Katy	TX	77493	USA	Employment Agreement
Dave McClure	669 N. Academy Street	Greenville	SC	29605	USA	Separation Agreement and Mutual General Release - PRG, Inc
De Joya Griffith & Company, LLC	2580 Anthem Village Drive	Henderson	NV	89052	USA	Consultant - Accounting Services
Dr. Stephen Schaeffer	1111 Great Neck Road, Suite 217	Great Neck	NY	11021	USA	Consultant - Acquisitions
Frank Blakely Stansell	8718 Tranquil Park	Spring	TX	77379	USA	Employment Agreement
Greg A. Buchholz	600 Gantt Rd.	Canton	GA	30115	USA	Consultant - Operations
GunnAllen Financial, Inc.	5002 W. Waters Ave.	Tampa	FL	33634	USA	Investment Banking Agreement
Hades Advisors LLC	113 Jackson Drive	Cresskill	NJ	07626	USA	Consultant - Financial Services
James Clark	17314 SH 249, Suite 230	Houston	TX	77064	USA	Employment Agreement
James Scaife	16402 Gaslamp Dr	Houston	TX	77095	USA	Employment Agreement
Jerry Harrison Jr.	4687 Jefferson Township lN	Marietta	GA	03006	USA	Consultant - Operations
Johnny Slaughter	8246 Urban Ct	Arvada	CO	80005	USA	Employment Agreement
Kurtzman Carson Consultants, LLC	2325 Alaska Ave.	El Segundo	CA	90245	USA	Claims Agent
L Ford Clark	17314 SH 249, Suite 230	Houston	TX	77064	USA	Employment Agreement
Lee Yarborough	669 N. Academy Street	Greenville	SC	29605	USA	Consultant - Management
Lee Yarborough	669 N. Academy Street	Greenville	SC	29605	USA	Separation Agreement and Mutual General Release - PRG, Inc
Linda Rine	3412 Mattox Cemetery Rd	Sevierville	TN	37862	USA	Employment Agreement
Market Street Partners	477 Pacific Avenue	San Francisco	CA	94133	USA	Consultant - Investor Relations
Melysa Austin	17314 SH 249, Suite 230	Houston	TX	77064	USA	Employment Agreement
Michael Brenner	1643 N. Harrison Parkway	Sunrise	FL	33323	USA	Retention Agreement
Michael Brown	2671 Crestridge Court	Boulder	CO	80302	USA	Employment Agreement
Michael G. Bailey	2738 High Falls Rd.	Griffin	GA	30223	USA	Consultant - Business Plan
Michael Oyster	853 Norton Church	Hampton	NJ	08827	USA	Employment Agreement
Michael Thomas & Growth Management, LLC.	3611 Jackson Pointe Drive	Louisville	TN	37777	USA	Consultant - Financial Services
Milbank, Tweed, Hadley & McCloy LLP	1 Chase Manhattan Plaza	New York	NY	10005	USA	Legal Services

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit G3
Executory Contracts and Unexpired Leases
Employment/Consulting Agreements

Name	Address	City	State	Zip	Country	Description of the Contract
Mirador Consulting, Inc.	5499 N. Federal Hwy, Suite D	Boca Raton	FL	33487	USA	Consultant - Investor Relations
Morgan Delucia	6452 Madison Drive	Atlanta	GA	30346	USA	Consultant - Investor Relations
New Century Capital Consultants, Inc.	111 Great Neck Rd., Suite 217	Great Neck	NY	11021	USA	Consultant - Investor Relations
Peter Bell	4206 Canary Isle	Katy	TX	77450	USA	Employment Agreement
Randall Thompson	16230 Morning Pine Trail	Cypress	TX	77433	USA	Employment Agreement
Raymond Smith	1117 Perimeter Center W, Suite N415	Atlanta	GA	30338	USA	Employment Agreement
RHM Group, Inc.	8550 W. Dessert Inn, Suite 102-151	Las Vegas	NV	89117	USA	Consultant - Financial Services
Richard Chancis	2600 Island Blvd., Suite 1806	Aventura	FL	33160	USA	Consultant - Investor Relations
Richard, Layton, Finger	920 North King Street	Wilmington	FE	19801	USA	Legal Services
Robert Newell/Barry Simmons	976 E. Governor Road.	Hershey	PA	17033	USA	Consultant - Mergers & Acquisitions
Robert Thomson	1117 Perimeter Center W, Suite N415	Atlanta	GA	30338	USA	Employment Agreement
Russell White	3314 Sable Creek	San Antonio	TX	78259	USA	Employment Agreement
S.O.S. Resource Services, Inc.	999 Brickell Avenue, Suite 600	Miami	FL	33131	USA	Consultant - Investor Relations
Sam Del Presto	621 Shrewsbury Ave.	Shrewsburry	NJ	07702	USA	Consultant - Financial Services
Source Capital Group, Inc.	276 Pst Road West	Westport	CT	06880	USA	Consultant - Financial Services
Tamara Ridings	71 Edgar Court	Hiram	GA	30141	USA	Consultant
Thomas Bosley	143 Heron Dunes Drive	Ormond Beach	FL	32176	USA	Consultant - Management
Warren L. Traver	4545 Wieuca Rd., Bldg. 2	Atlanta	GA	30342	USA	Legal Services
Weil, Gotshal & Manges LLP	767 Fifth Ave.	New York	NY	10153	USA	Legal Services

Note: Listing any agreement on Schedule G does not mean the agreements are executory contracts that may be assumed and assigned. The company reserves its rights to contend that any agreement listed on Schedule G is not executory.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit G10
Executory Contracts and Unexpired Leases
Other Agreements

Name of Other Party	Address	City	State	Zip	Country	Description of Contract
Aeon Technologies LP	16901 N Dallas Pkwy, Suite 105	Addison	TX	75001	USA	Amended Promissory Note
Aeon Technologies LP	16901 N Dallas Pkwy, Suite 105	Addison	TX	75001	USA	Promissory Note
Aeon Technologies LP	16901 N Dallas Pkwy, Suite 105	Addison	TX	75001	USA	Registration Rights Agreement
Aeon Technologies LP and Contemporary Constructors Nevada	16901 N Dallas Pkwy, Suite 105	Addison	TX	75001	USA	Assignment, Assumption and Consent Agreement
Aeon Technologies LP and Contemporary Constructors Nevada	16901 N Dallas Pkwy, Suite 105	Addison	TX	75001	USA	Security Agreement
Aeon Technologies Ltd and Contemporary Constructors Nevada	16901 N Dallas Pkwy, Suite 105	Addison	TX	75001	USA	Asset Purchase Agreement
Aeon Technologies Ltd and Contemporary Constructors Nevada	16901 N Dallas Pkwy, Suite 105	Addison	TX	75001	USA	First Amendment to Purchase Agreement
AFCO Credit Corporation	9155 S. Dadeland Boulevard	Miami	FL	33156	USA	Commercial Premium Finance Agreement - Promissory Note
AON Risk Services, Inc. of Florida	7650 Courtney Campbell Causeway, Suite 800	Tampa	FL	33607	USA	Certificate of Liability Insurance
AON Risk Services, Inc. of Florida	7650 Courtney Campbell Causeway, Suite 800	Tampa	FL	33607	USA	Granite States Insurance Company
AON Risk Services, Inc. of Florida	7650 Courtney Campbell Causeway, Suite 800	Tampa	FL	33607	USA	National Union Fire Insurance Company
AON Risk Services, Inc. of Florida	7650 Courtney Campbell Causeway, Suite 800	Tampa	FL	33607	USA	Fireman’s Fund
AON Risk Services, Inc. of Florida	7650 Courtney Campbell Causeway, Suite 800	Tampa	FL	33607	USA	American International Ins.
AON Risk Services, Inc. of Florida	7650 Courtney Campbell Causeway, Suite 800	Tampa	FL	33607	USA	Navigators Insurance Company
AON Risk Services, Inc. of Florida	7650 Courtney Campbell Causeway, Suite 800	Tampa	FL	33607	USA	XL Specialty Insurance
AON Risk Services, Inc. of Florida	7650 Courtney Campbell Causeway, Suite 800	Tampa	FL	33607	USA	American International Ins.
Aristeia Capital (1)	136 Madison Avenue, 3rd Floor	New York	NY	10016	USA	Restructuring Agreement
Barrow Group LLC	110 E Crogan St	Lawrenceville	GA	30045	USA	Promissory Note - Guaranty
Barrow Group LLC	110 E Crogan St	Lawrenceville	GA	30045	USA	Promissory Note - Guaranty
Billy V. Ray, Jr.	1117 Perimeter Center W, Suite N415	Atlanta	GA	30338	USA	Separation Agreement
Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White	14345 Northwest Freeway	Houston	TX	77040	USA	Renewal, Extension and Modification Agreement
Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White	14345 Northwest Freeway	Houston	TX	77040	USA	Second Renewal, Extension and Modification Agreement
Cannanwill, Inc.	1000 Milwaukee Avenue	Glenview	IL	60025	USA	Premium Financing-D&O
CCI Telecom Inc and Charys Acquisition Company	19240 Redland Rd	San Antonio	TX	78259	USA	Plan and Agreement of Triangular Merger
CCI Telecom Inc and Charys Acquisition Company	19240 Redland Rd	San Antonio	TX	78259	USA	Registration Rights Agreement
Complete Tower Sources, Inc.	715 Vatican Road	Carencro	LA	70507	USA	Promissory Note
Cotton Holdings 1, Inc; Cotton Commercial USA, LP; Cotton Restoration of Central Texas, LP, Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White, C&B/Cotton Holdings, Crochet and Borel Services	14345 Northwest Freeway	Houston	TX	77040	USA	Escrow Agreement
Cotton Holdings 1, Inc; Cotton Commercial USA, LP; Cotton Restoration of Central Texas, LP, Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White, C&B/Cotton Holdings, Crochet and Borel Services	14345 Northwest Freeway	Houston	TX	77040	USA	First Amendment to Purchase Agreement
Cotton Holdings 1, Inc; Cotton Commercial USA, LP; Cotton Restoration of Central Texas, LP, Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White, C&B/Cotton Holdings, Crochet and Borel Services	14345 Northwest Freeway	Houston	TX	77040	USA	Joint Amendment to Amended and Restated Stock and Limited Partnership Interest Purchase Agreement

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit G10
Executory Contracts and Unexpired Leases
Other Agreements

Name of Other Party	Address	City	State	Zip	Country	Description of Contract
Cotton Holdings 1, Inc; Cotton Commercial USA, LP; Cotton Restoration of Central Texas, LP, Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White, C&B/Cotton Holdings, Crochet and Borel Services	14345 Northwest Freeway	Houston	TX	77040	USA	Registration Rights Agreement
Cotton Holdings 1, Inc; Cotton Commercial USA, LP; Cotton Restoration of Central Texas, LP, Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White, C&B/Cotton Holdings, Crochet and Borel Services	14345 Northwest Freeway	Houston	TX	77040	USA	Second Amendment to Amended and Restated Stock and Limited Partnership Interest Purchase Agreement
Cotton Holdings 1, Inc; Cotton Commercial USA, LP; Cotton Restoration of Central Texas, LP, Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White, C&B/Cotton Holdings, Crochet and Borel Services	14345 Northwest Freeway	Houston	TX	77040	USA	Second Amendment to Purchase Agreement
Cotton Holdings 1, Inc; Cotton Commercial USA, LP; Cotton Restoration of Central Texas, LP, Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White, C&B/Cotton Holdings, Crochet and Borel Services	14345 Northwest Freeway	Houston	TX	77040	USA	Seller Note
Cotton Holdings 1, Inc; Cotton Commercial USA, LP; Cotton Restoration of Central Texas, LP, Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White, C&B/Cotton Holdings, Crochet and Borel Services	14345 Northwest Freeway	Houston	TX	77040	USA	Stock and Limited Partnership Interest Purchase Agreement
Cotton Holdings 1, Inc; Cotton Commercial USA, LP; Cotton Restoration of Central Texas, LP, Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White, C&B/Cotton Holdings, Crochet and Borel Services	14345 Northwest Freeway	Houston	TX	77040	USA	Tax Reimbursement Note
Crochet & Borel Services	202 Castle Circle	Port Neches	TX	77651	USA	Stock Purchase Agreement
Digital Communication Services, Inc; Billy Caudill and Daniel Osborn	96 NE 5th Avenue	Delray Beach	FL	33483	USA	Stock Purchase Agreement
Flagship Holding Company, Inc	125 Maiden Lane	New York	NY	10038	USA	Agreement for Assignment of Real Estate Contracts
Fort Mason Master, L.P.	4 Embarcadero Center, Suite 2050	San Francisco	CA	94111	USA	Note and Warrant Purchase Agreement
Fort Mason Partners, L.P.	4 Embarcadero Center, Suite 2050	San Francisco	CA	94111	USA	Note and Warrant Purchase Agreement
Gregory Buchholz and Jerry Harrison	1750 Founders Pkwy, Suite 180	Alpharetta	GA	30004	USA	Indemnification Agreement
Highbridge Capital Management (1)	9 West 57th Street	New York	NY	10019	USA	Restructuring Agreement
Intel-Tel Leasing, Inc.	1140 West Loop North	Houston	TX	77055	USA	Telephone Equipment
Jeoffrey M. Oyster	888 Main Street #1119	New York	NY	10044	USA	Web Service Agreement
JF Carter and Company; Joe Carter, Carol Carter	40871 Ridenhour Rd	Richfield	NC	28137	USA	Option to Purchase Stock Agreement
Joe F. and Carol F. Carter	40871 Ridenhour Rd	Richfield	NC	28137	USA	Commercial Real Estate Purchase and Sale Agreement
JP Morgan Securities, Inc. (1)	277 Park Avenue, 11th Floor	New York	NY	10172	USA	Restructuring Agreement
L Ford Clark, Melysa Austin, James Clark	17314 SH 249, Suite 230	Houston	TX	77064	USA	Pledge Agreement
L Ford Clark, Melysa Austin, James Clark	17314 SH 249, Suite 230	Houston	TX	77064	USA	Promissory Note
LFC, Inc	17314 SH 249, Suite 230	Houston	TX	77064	USA	Agreement and Plan of Merger
Mitchell Site Acquisition, Inc.	119 Veterinarian Road	Lafayette	LA	70507	USA	Stock Purchase Agreement - Promissory Note
Morgan Stanley (1)	1585 Broadway	New York	NY	10036	USA	Restructuring Agreement
New Viasys Holdings, LLC	10800 Biscayne Blvd	Miami	FL	33161	USA	Security Agreement
New Viasys Holdings, LLC	10800 Biscayne Blvd	Miami	FL	33161	USA	Stock Purchase Agreement

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

In Re: Charys Holding Company, Inc.
Case No: 08-10289
Exhibit G10
Executory Contracts and Unexpired Leases
Other Agreements

Name of Other Party	Address	City	State	Zip	Country	Description of Contract
Opal Limited	New Moon House Eastern Road	Nassau			Bahamas	Note and Warrant Purchase Agreement
Personnel Resources of Georgia, Inc.	880 South Pleasantburg Dr, Suite 3-C	Greenville	SC	29607	USA	Assignment and Lease Agreement
Pride Imports, Inc.	5700 Peachtree Industrial Blvd.	Chamble	GA	30341	USA	Vehicle Leasing
QVT Financial LP (1)	1177 Avenue of the Americas, 9th Floor	New York	NY	10036	USA	Restructuring Agreement
Realm National Insurance Company	125 Maiden Lane	New York	NY	10038	USA	Amendment to Ground Lease
Realm National Insurance Company	125 Maiden Lane	New York	NY	10038	USA	Ground Lease
Realm National Insurance Company	125 Maiden Lane	New York	NY	10038	USA	Guaranty
Realm National Insurance Company	125 Maiden Lane	New York	NY	10038	USA	Indemnity Agreement
Robert Barrow and Barrow Group LLC	110 E Crogan St	Lawrenceville	GA	30045	USA	Release Agreement
Robert Barrow and Barrow Group LLC	110 E Crogan St	Lawrenceville	GA	30045	USA	Stock Purchase Agreement
Rock Creek Equity Holdings, LLC	1750 Founders Pkwy, Suite 180	Alpharetta	GA	30004	USA	Escrow Agreement
Rock Creek Equity Holdings, LLC	1750 Founders Pkwy, Suite 180	Alpharetta	GA	30004	USA	Voting Agreement
Rock Creek Equity Holdings, LLC.; J Alan Shaw	1750 Founders Pkwy, Suite 180	Alpharetta	GA	30004	USA	Pledge Agreement
Rock Creek Equity Holdings, LLC.; J Alan Shaw	1750 Founders Pkwy, Suite 180	Alpharetta	GA	30004	USA	Registration Rights Agreement
Rock Creek Equity Holdings, LLC.; J Alan Shaw	1750 Founders Pkwy, Suite 180	Alpharetta	GA	30004	USA	Secured Promissory Note and Security Agreement
Rock Creek Equity Holdings, LLC.; J Alan Shaw; Method IQ, Inc., Billy Ray	1750 Founders Pkwy, Suite 180	Alpharetta	GA	30004	USA	Stock Purchase Agreement
Ruby Belle, LLC and Ted C. Russell	125 Maiden Lane	New York	NY	10038	USA	Joint Venture Agreement
Tenor Capital Management Co., L.P. (1)	1180 Avenue of the Americas, Suite 1940	New York	NY	10036	USA	Restructuring Agreement
Troy Crochet	202 Castle Circle	Port Neches	TX	77651	USA	Promissory Note
Troy Crochet	202 Castle Circle	Port Neches	TX	77651	USA	Registration Rights Agreement
Troy Crochet	202 Castle Circle	Port Neches	TX	77651	USA	Stock Power
Viasys Network Services, Inc., Viasys Services, Inc., New Viasys Holdings LLC	10800 Biscayne Blvd	Miami	FL	33161	USA	Management Agreement
Viasys Services, Inc and Viasys Network Services Inc	10800 Biscayne Blvd	Miami	FL	33161	USA	Escrow Agreement
Vision Opportunity Master Fund, Ltd.	20 West 55th Street, 5th Floor	New York	NY	10019	USA	Note and Warrant Purchase Agreement

(1) Participating Holder of the indentured trustee Bank of New York Trust Company N.A. as Trustee and Charys Holding Company, Inc.: a.k.a. "McMahan" notes Note: Listing any agreement on Schedule G does not mean the agreements are executory contracts that may be assumed and assigned. The company reserves its rights to contend that any agreement listed on Schedule G is not executory.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE H - CODEBTORS

 Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, indicate that by stating “a minor child” and do not disclose the child’s name. See 11 U.S.C. § 112; Fed. Banker. P. 1007(m).

☐	Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR
Crochet & Borel Services, Inc. 346 Twin City Highway Port Neches, TX 77651	New Stream Commercial Finance 38C Grove Street Ridgefield, CT 06877
Ayin Holding Company, Inc. 1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Matthew Mitchell 537 West Broussard Road Lafayette, LA 70506
Ayin Holding Company, Inc. 1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Lori Mitchell 537 West Broussard Road Lafayette, LA 70506
Troy Crochet 346 Twin City Highway Port Neches, TX 77651	Harpos Funding - 15% Promissory Note 10800 Biscayne Blvd, 10th Floor Miami, FL 33161
Billy V. Ray, Jr. 1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Harpos Funding - 15% Promissory Note 10800 Biscayne Blvd, 10th Floor Miami, FL 33161
Troy Crochet 346 Twin City Highway Port Neches, TX 77651	Sean Posner - 15% Unsecured Promissory Note 10800 Biscayne Blvd, Suite 350 Miami, FL 33161
Billy V. Ray, Jr. 1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Sean Posner - 15% Unsecured Promissory Note 10800 Biscayne Blvd, Suite 350 Miami, FL 33161

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE H - CODEBTORS

 Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, indicate that by stating “a minor child” and do not disclose the child’s name. See 11 U.S.C. § 112; Fed. Banker. P. 1007(m).

☐	Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR
Troy Crochet 346 Twin City Highway Port Neches, TX 77651	Steven Posner - 15% Unsecured Promissory Note 10800 Biscayne Blvd, Suite 350 Miami, FL 33161
Billy V. Ray, Jr. 1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Steven Posner - 15% Unsecured Promissory Note 10800 Biscayne Blvd, Suite 350 Miami, FL 33161
Troy Crochet 346 Twin City Highway Port Neches, TX 77651	Mel Harris - 15% Unsecured Promissory Note 10800 Biscayne Blvd, Suite 350 Miami, FL 33161
Billy V. Ray, Jr. 1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	Mel Harris - 15% Unsecured Promissory Note 10800 Biscayne Blvd, Suite 350 Miami, FL 33161
C&B Holdings, Inc. 346 Twin City Highway Port Neches, TX 77651	The Bank of New York Trust Company, N.A., as Trustee Bond Indenture of 2/16/07 100 Ashford Center North, Suite 520 Atlanta, GA 30338
Cotton Holdings 1, Inc. 14345 Northwest Freeway Houston, TX 77040	The Bank of New York Trust Company, N.A., as Trustee Bond Indenture of 2/16/07 100 Ashford Center North, Suite 520 Atlanta, GA 30338
Crochet & Borel Services, Inc. 346 Twin City Highway Port Neches, TX 77651	The Bank of New York Trust Company, N.A., as Trustee Bond Indenture of 2/16/07 100 Ashford Center North, Suite 520 Atlanta, GA 30338

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE H - CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, indicate that by stating “a minor child” and do not disclose the child’s name. See 11 U.S.C. § 112; Fed. Banker. P. 1007(m).

☐	Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR
Ayin Holding Company, Inc. 1117 Perimeter Center West, Suite N415 Atlanta, GA 30338	The Bank of New York Trust Company, N.A., as Trustee Bond Indenture of 2/16/07 100 Ashford Center North, Suite 520 Atlanta, GA 30338
Complete Tower Sources, Inc. 715 Vatican Road Carencro, LA 70507	The Bank of New York Trust Company, N.A., as Trustee Bond Indenture of 2/16/07 100 Ashford Center North, Suite 520 Atlanta, GA 30338
Mitchell Site Acquisition, Inc. 119 Veterinarian Road Lafayette, LA 70507	The Bank of New York Trust Company, N.A., as Trustee Bond Indenture of 2/16/07 100 Ashford Center North, Suite 520 Atlanta, GA 30338
LFC, Inc. 17314 SH 249, Suite 230 Alpharetta, GA 30004	The Bank of New York Trust Company, N.A., as Trustee Bond Indenture of 2/16/07 100 Ashford Center North, Suite 520 Atlanta, GA 30338
Viasys Network Services, Inc. 2944 Drane Field Road Lakeland, FL 33811	The Bank of New York Trust Company, N.A., as Trustee Bond Indenture of 2/16/07 100 Ashford Center North, Suite 520 Atlanta, GA 30338
Viasys Services, Inc. 2944 Drane Field Road Lakeland, FL 33811	The Bank of New York Trust Company, N.A., as Trustee Bond Indenture of 2/16/07 100 Ashford Center North, Suite 520 Atlanta, GA 30338
Cotton Commercial USA L.P. 14345 Northwest Freeway Houston, TX 77040	The Bank of New York Trust Company, N.A., as Trustee Bond Indenture of 2/16/07 100 Ashford Center North, Suite 520 Atlanta, GA 30338

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE H - CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, indicate that by stating “a minor child” and do not disclose the child’s name. See 11 U.S.C. § 112; Fed. Banker. P. 1007(m).

☐	Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR
Cotton Restoration of Central Texas, L.P. 14345 Northwest Freeway Houston, TX 77040	The Bank of New York Trust Company, N.A., as Trustee Bond Indenture of 2/16/07 100 Ashford Center North, Suite 520 Atlanta, GA 30338
Ayin Tower Management Services, Inc. 17314 SH 249, Suite 230 Houston, TX 77067	The Bank of New York Trust Company, N.A., as Trustee Bond Indenture of 2/16/07 100 Ashford Center North, Suite 520 Atlanta, GA 30338
C&B Holdings, Inc. 346 Twin City Highway Port Neches, TX 77651	Troy D. Crochet 346 Twin City Highway Port Neches, TX 77651
Crochet & Borel Services, Inc. 346 Twin City Highway Port Neches, TX 77651	Troy D. Crochet 346 Twin City Highway Port Neches, TX 77651
Ayin Tower Management Services, Inc. 17314 SH 249, Suite 230 Houston, TX 77067	Troy D. Crochet 346 Twin City Highway Port Neches, TX 77651
C&B/Cotton Holdings, Inc. 346 Twin City Highway Port Neches, TX 77651
Cotton Holdings 1, Inc; Cotton Commercial USA, LP; Cotton Restoration of Central Texas, LP,
Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White, C&B/Cotton Holdings, Crochet and Borel Services

14345 Northwest Freeway            346 Twin City Highway
Houston, TX 77040                        Port Neches, TX 77651

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

SCHEDULE H - CODEBTORS

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, indicate that by stating “a minor child” and do not disclose the child’s name. See 11 U.S.C. § 112; Fed. Banker. P. 1007(m).

☐	Check this box if debtor has no codebtors.

NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR
Crochet & Borel Services, Inc. 346 Twin City Highway Port Neches, TX 77651
Cotton Holdings 1, Inc; Cotton Commercial USA, LP; Cotton Restoration of Central Texas, LP,
Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, Russell White, C&B/Cotton Holdings, Crochet and Borel Services

14345 Northwest Freeway          346 Twin City Highway
Houston, TX 77040                      Port Neches, TX 77651

 0 continuation sheet(s) attached

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Charys Holding Company, Inc.; Case No. 08-10289

DECLARATION CONCERNING DEBTOR'S SCHEDULES

DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF A CORPORATION OR PARTNERSHIP

I, Raymond J Smith, Chief Financial Officer of Charys Holding Company, Inc. named as the
Debtor in these cases, declare under penalty of perjury that I have read the forgoing Schedule of Assets and Liabilities, consisting of 49 sheets, and that it is true and correct to the best of my knowledge, information, and belief.

Date Signature	5/01/08	Signature	/s/ Raymond J. Smith
Raymond J. Smith, CFO
[ Print name or type name of individual sighing on behalf of debtor.]

Penalty for making a false statement or concealing property: is a fine of up tp $500,000 or imprisonment for up to 5 years or both.  18 U.S.C. Secs. 152 and 3571